EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 5, 1998 included in this Amendment No. 2 to Form 10-K/A into the Company's previously filed Registration Statements Nos. 33-64622, 33-64624 and 33-76764 on Form S-8.



                                          /s/ ARTHUR ANDERSEN LLP

Portland, Oregon
December 3, 1998